UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2017

First Capital Investment Corporation

(Exact Name of Registrant as Specified in Its Charter)

Maryland	814-01137	47-1709055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1560 Wilson Blvd.

Suite 450

Arlington, VA 22209

(Address of principal executive offices)

(703) 259-8204

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 16, 2017, First Capital Investment Corporation (the “Company”) held its 2017 Annual Meeting of Stockholders. At the meeting, the Company’s stockholders voted on the following three proposals: (i) election of directors; (ii) approval of the Company’s Investment Advisory and Administrative Services Agreement by and between First Capital Investment Corporation and FCIC Advisors LLC; and (iii) to ratify the appointment of RSM US LLP as the Company’s independent public registered accounting firm for the fiscal year ending December 31, 2017. The three proposals are described in detail in the Company’s definitive proxy statement, dated July 10, 2017, as filed on Schedule 14A on July 11, 2017. As of July 5, 2017, the record date established for voting on the matters set forth above, the shares of common stock outstanding and entitled to vote at the meeting represented 840,627.2727 votes (840,627.2727 shares of common stock representing 840,627.2727 votes). Of the aggregate shares entitled to vote as of the record date, 506,127.22222 shares of common stock representing 506,127.22222 votes were present at the meeting in person or by proxy.

Proposal No. 1 – Election of Directors

Each of the three nominees for director was elected by the Company’s stockholders by the requisite vote for approval, and the voting results are set forth below:

Name of Director	For	Withheld
Suneet Singal	506,127.22222	0.00000
Dr. Bob Froehlich	498,627.22222	7500.00000
Frank Grant	506,127.22222	0.00000

Proposal No. 2 – Approval of Investment Advisory and Administrative Services Agreement by and between First Capital Investment Corporation and FCIC Advisors LLC

The voting results for the approval of the Investment Advisory and Administrative Services Agreement by and between First Capital Investment Corporation and FCIC Advisors LLC are set forth below:

For	Against	Abstentions
506,127.22222	0.00000	0.00000

Proposal No. 3 – To ratify the appointment of RSM US LLP as the Company’s independent public registered accounting firm for the fiscal year ending December 31, 2017

The voting results to ratify the appointment of RSM US LLP as the Company’s independent public registered accounting firm for the fiscal year ending December 31, 2017 are set forth below:

For	Against	Abstentions
498,627.22222	7,500.00000	0.00000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Capital Investment Corporation

Dated: August 17, 2017	By:	/s/ Pat Clemens
	Name:	Pat Clemens
	Title:	President and Chief Executive Officer